EXHIBIT 99.1

Profound Medical Honored with INOVAIT’s 2025–2026 Mount Logan Award Recognizing the TULSA Procedure™ for Prostate Disease

TORONTO, Feb. 12, 2026 (GLOBE NEWSWIRE) -- Profound Medical Corp. (NASDAQ:PROF; TSX:PRN) (“Profound” or the “Company”), a commercial-stage innovator in interventional MRI (“iMRI”) procedures, is pleased to announce that it has received the 2025/2026 Mount Logan Award from INOVAIT, the Canadian national network for commercializing breakthroughs in image-guided therapy (IGT) and artificial intelligence (“AI”).

“The Mount Logan Award recognizes an INOVAIT industry member who has consistently exceeded project milestone expectations, reached new heights as a Canadian company, and stood out internationally,” said Raphael Ronen, co-executive director of INOVAIT. “Profound Medical has achieved significant milestones and international acclaim over the last year, including treating their 4,000th TULSA Procedure patient, securing new U.S. reimbursement codes from Medicare, and establishing strategic partnerships to expand patient access globally, and is, therefore, worthy of celebrating with the Mount Logan Award.”

The iMRI TULSA Procedure™, performed using the TULSA-PRO® system, represents a major advancement in prostate care, and is used by physicians to treat men with prostate cancer and/or benign prostatic hyperplasia (“BPH”, also known as an enlarged prostate). Robotically controlled directional ultrasound is delivered from inside the urethra to precisely and gently heat prostate tissue to ‘kill temperature’ (55-57°C), while protecting surrounding nerves and anatomy. Real-time MRI thermography enables continuous visualization and autonomous temperature adjustment throughout the procedure. This level of precision allows physicians to tailor therapy to each patient, resulting in no procedural blood loss, no overnight hospital stay, and a quicker return to everyday life, while minimizing side effects typically associated with surgery or radiation, such as urinary incontinence and/or erectile dysfunction.

“We are incredibly honored to receive this award as we work to drive widespread global commercialization of a home-grown Canadian medical innovation,” said Arun Menawat, Profound Medical’s CEO and Chairman. “While currently only one TULSA-PRO system install resides in Canada, we hope to change that moving forward as we just recently regained exclusive distribution rights in the country from a previous partner. In the meantime, the importance of that single current commercial placement in Canada can’t be overstated. Toronto’s renowned Sunnybrook Health Sciences Centre, the original innovator of the TULSA-PRO technology, has already performed more than 100 TULSA Procedures despite it not being covered by a provincial health insurance plan. Moving forward, as user interest in Profound’s technologies continues to build, we are deploying our own direct sales team in North America, while partnering with select strategic distribution partners to support the business potential and the customer base in other parts of the world."

“We are deeply grateful to INOVAIT for supporting a vision where AI‑enabled, image‑guided therapies like TULSA-PRO are not only developed in Canada, but lead the world,” added Mathieu Burtnyk, Profound Medical’s President. “That support gives companies like ours the momentum to turn bold ideas into real clinical impact.”

About Profound Medical Corp.

Profound is a commercial-stage medical device company that develops and markets innovative iMRI procedures.

Profound is commercializing TULSA-PRO®, a technology that combines real-time MRI, AI-enhanced planning, robotically-driven transurethral ultrasound and closed-loop temperature feedback control. The TULSA Procedure™, performed using the TULSA-PRO system, has the potential of becoming a mainstream treatment modality across the entire prostate disease spectrum; ranging from low-, intermediate-, or high-risk prostate cancer; to hybrid patients suffering from both prostate cancer and benign prostatic hyperplasia (“BPH”); to men with BPH only; and also, to patients requiring salvage therapy for radio-recurrent localized prostate cancer. The TULSA Procedure employs real-time MR guidance for precision to preserve patients’ urinary continence and sexual function, while killing the targeted prostate tissue via precise sound absorption technology that gently heats it to 55-57°C. The TULSA Procedure is an incision- and radiation-free “one-and-done” procedure performed in a single session that takes a few hours. Virtually all prostate shapes and sizes can be safely, effectively, and efficiently treated with the TULSA Procedure. There is no bleeding associated with the procedure; no hospital stay is required; and most TULSA patients report quick recovery to their normal routine. TULSA-PRO is CE marked, Health Canada approved, and 510(k) cleared by the U.S. Food and Drug Administration (“FDA”).

Profound is also commercializing Sonalleve®, an innovative therapeutic platform that is CE marked for the treatment of uterine fibroids, adenomyosis, pain palliation of bone metastases, desmoid tumors and osteoid osteoma. Sonalleve has also been approved by the China National Medical Products Administration for the non-invasive treatment of uterine fibroids and has FDA approval under a Humanitarian Device Exemption for the treatment of osteoid osteoma. Profound is in the early stages of exploring additional potential treatment markets for Sonalleve where the technology has been shown to have clinical application, such as non-invasive ablation of abdominal cancers and hyperthermia for cancer therapy.

Forward-Looking Statements

This press release includes forward-looking statements regarding Profound and its business which may include, but is not limited to, the expectations regarding the efficacy of Profound’s technology in the treatment of prostate cancer, BPH, uterine fibroids, palliative pain treatment and osteoid osteoma; and the success of Profound’s commercialization strategy and activities for TULSA-PRO®. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "is expected", "expects", "scheduled", "intends", "contemplates", "anticipates", "believes", "proposes" or variations (including negative variations) of such words and phrases, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Such statements are based on the current expectations of the management of Profound. The forward-looking events and circumstances discussed in this release, may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, including risks regarding the medical device industry, regulatory approvals, reimbursement, economic factors, the equity markets generally and risks associated with growth and competition. Although Profound has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are described in Profound's Annual Report on Form 10-K and other filings made with U.S. and Canadian securities regulators, available at www.sedarplus.ca and www.sec.gov. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Profound undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, other than as required by law.

For further information, please contact:

Stephen Kilmer
Investor Relations
skilmer@profoundmedical.com
T: 647.872.4849

Susan Thomas
Public Relations
sthomas@profoundmedical.com
T: 619.540.9195